united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2688

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

Class A Shares (DAVAX)

Annual Report

September 30, 2017

1-855-445-9339

Distributed by Northern Lights Distributors, LLC
Member FINRA

Absolute Value philosophy is the principle employed by FAMR, that price and value are not one and the same and that the true value of an investment is found by accounting for both assets and liabilities. The goal of the Footprints Discover Value Fund is to discern an investment’s inherent worth despite the noise and emotion of the market. Building upon FAMR’s core tenets in the investment decision making process is Margin of Safety. When an investment’s Absolute Value and Market Value diverge due to temporary setbacks, the difference between the two is defined as the Margin of Safety. When evaluating an investment security, FAMR seeks candidates that present adequate Margin of Safety.

Looking Back…

The Footprints Discover Value Fund (the “Fund”) has positioned itself over the past year to be favorably impacted as key macroeconomic conditions begin to improve. The Fund experienced a strong start to the year as ‘Animal Spirits’ from the Presidential Election positively impacted several Fund positions. However, two large positions, American Superconductor and MBIA, Inc., have experienced setbacks and stagnation throughout the summer months, adversely affecting Fund performance. American Superconductor and MBIA, Inc. account for 13.30% and 21.6% of Fund assets, respectively. The Footprints Discover Value Fund returned -4.60% over the preceding year, while the Fund’s benchmark, the S&P Composite 1500 Pure Value returned 16.75% over the same period. The Fund continued to exercise a covered call strategy that provided option premium which positively contributed to the Fund’s overall performance.

Looking Ahead…

With major indices reaching record highs, euphoria of the current bull market can lead to complacency and psychological traps of ‘herd mentality’ in the investment decision making process. It is important to recognize such tendencies and equally important to exercise prudence and care with each investment decision during times of market euphoria. I look forward to visiting with you again at the end of the Fund’s first quarter.

To a prosperous year,

Steve J. Lococo
President/Founder
Portfolio Manager

Steve Lococo, President and Portfolio Manager, formed FAMR in June 2003. Using his more than 30 years of industry experience, created a firm to help institutions, foundations, endowments, and individual investors generate wealth over the long term by applying his Absolute Value Investment Philosophy. FAMR hosts round table discussions to introduce our investment philosophy to those interested, please visit our website to learn more, www.famr.com

3977-NLD-11/10/0217

Footprints Discover Value Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

PERFORMANCE OF A $10,000 INVESTMENT
Since Inception* through September 30, 2017

The Fund’s performance figures for the periods ended September 30, 2017 as compared to its benchmark:

		Annualized Since
	One Year	Inception
Footprints Discover Value Fund – Class A	(4.60)%	(10.08)%
Footprints Discover Value Fund – Class A with load	(10.15)%	(11.20)%
S&P Composite 1500 Pure Value Index	16.75%	13.89%

*	The Fund commenced operations on December 31, 2012.

S&P Composite 1500 Pure Value Index is comprised of the pure value index constituents of the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 and represents an all capitalization value blend. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, is 3.59% per the February 1, 2017 Prospectus. Investments in the Fund are subject to a maximum sales charge of 5.75%. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-855-445-9339.

HOLDINGS BY ASSET CLASS**

Common Stock	97.6%
Preferred Stock	0.4%
Short Term Investments	3.5%
Rights	0.0%
Options Written	(2.1)%
Other Assets Less Liabilities	0.6%
100.0%

**  Based on fair value as a percentage of net assets as of September 30, 2017.
Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Footprints Discover Value Fund
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Fair Value
	COMMON STOCK - 97.6%
	ELECTRICAL COMPONENTS & EQUIPMENT - 13.3%
195,000	American Superconductor Corp. * ^	$885,300

	ENERGY-ALTERNATE SOURCES - 8.6%
377,000	Enphase Energy, Inc. * ^	573,040

	INSURANCE - 21.6%
164,700	MBIA, Inc. *	1,432,890

	INVESTMENT COMPANIES - 3.6%
119,477	GlassBridge Enterprises, Inc. *	237,759

	OIL & GAS SERVICES - 17.4%
86,506	ION Geophysical Corp. *	822,672
7,165	Ocean Rig UDW, Inc. *	170,319
150,000	Western Energy Services Corp. *	159,150
		1,152,141

	SOFTWARE - 7.4%
179,659	Seachange International, Inc. *	492,266

	TELECOMMUNICATIONS - 10.8%
18,500	CenturyLink, Inc.	349,650
6,900	Level 3 Communications, Inc. *	367,701
		717,351
	TRANSPORTATION - 14.9%
134,000	DryShips, Inc.	329,640
395,903	Navios Maritime Holdings, Inc. * ^	661,158
		990,798

	TOTAL COMMON STOCK (Cost - $8,791,388)	6,481,545

Shares
	PREFERRED STOCK - 0.4%
	INSURANCE - 0.4%
10	MBIA Insurance Corp., 4.72% - 144A (a)
	TOTAL PREFERRED STOCK (Cost - $590,000)	30,000

	RIGHTS - 0.0%
	TRANSPORTATION - 0.0%
88,514	DryShips, Inc.
	TOTAL RIGHTS (Cost - $130,189)	—

	SHORT-TERM INVESTMENTS - 3.5%
	MONEY MARKET FUND - 3.5%
230,100	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 0.89% +	230,100
	TOTAL SHORT-TERM INVESTMENTS (Cost - $230,100)

	TOTAL INVESTMENTS (Cost - $9,741,677) (b) - 101.5%	$6,741,645
	CALL OPTIONS WRITTEN (Premiums Received - $165,737) (b) - (2.1)%	(142,002)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.6%	41,372
	NET ASSETS - 100.0%	$6,641,015

	CALL OPTIONS WRITTEN* - (2.1)%

Contracts**	Description	Exercise Price	Expiration Date	Notional Amount
750	American Superconductor Corp.	$4.50	October 2017	$337,500	$7,500
1,200	American Superconductor Corp.	5.00	October 2017	600,000	18,000
3,770	Enphase Energy, Inc.	1.65	November 2017	622,050	45,240
3,959	Navios Maritime Holdings, Inc.	1.65	November 2017	653,235	71,262

	TOTAL OPTIONS WRITTEN (Premiums Received - $165,737)				$142,002

*	Non-income producing security.

**	Each option contract allows the holder to purchase or sell 100 shares of the underlying security.

^	Security is subject to written call options.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $30,000 or 0.4% of net assets.

+	Interest rate reflects seven-day effective yield on September 30, 2017.

(a)	Illiquid security.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,649,386 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$469,990
Unrealized depreciation	(3,460,702)
Net unrealized depreciation	$(2,990,712)

The accompanying notes are an integral part of these financial statements.

Footprints Discover Value Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments at Fair Value (cost $9,741,677)	$6,741,645
Dividends and Interest Receivable	225
Receivable for Securities Sold	59,031
Due from Adviser	18,266
Prepaid Expenses and Other Assets	1,400
Total Assets	6,820,567

Liabilities:
Option Contracts Written - (premiums received $165,737)	142,002
Payable to Related Parties	11,925
Accrued Distribution Fees	1,370
Accrued Expenses and Other Liabilities	24,255
Total Liabilities	179,552

Net Assets	$6,641,015

Composition of Net Assets:
At September 30, 2017, Net Assets consisted of:
Paid-in-Capital	$11,201,331
Undistributed Net Investment Loss	(109,603)
Accumulated Net Realized Loss From Investments and Option Contracts	(1,474,416)
Net Unrealized Depreciation on Investments and Options Contracts	(2,976,297)
Net Assets	$6,641,015

Net Asset Value Per Share
Class A Shares
Net Assets	$6,641,015

Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	1,199,196

Net Asset Value and Redemption Price per Share ($6,641,015/1,199,196 shares outstanding) (a)	$5.54
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)	$5.88

(a)	Redemption of shares held less than 90 days may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these financial statements.

Footprints Discover Value Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2017

Investment Income:
Dividend Income	$66,559
Interest Income	22,561
Total Investment Income	89,120

Expenses:
Investment Advisory Fees	70,769
Administration Fees	37,195
Transfer Agent Fees	28,476
Fund Accounting Fees	22,800
Audit Fees	20,507
Distribution Fees	17,692
Chief Compliance Officer Fees	14,592
Legal Fees	14,488
Printing Expense	13,526
Trustees’ Fees	7,987
Custody Fees	5,276
Registration & Filing Fees	3,106
Insurance Expense	502
Shareholder Service Fees	396
Miscellaneous Expenses	803
Total Expenses	258,115
Less: Expenses Waived/Reimbursed by Adviser	(120,121)
Net Expenses	137,994
Net Investment Loss	(48,874)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(448,540)
Options Written	105,954
Net Change in Unrealized Appreciation on:
Investments	9,103
Options Written	23,735
Net Realized and Unrealized Loss on Investments	(309,748)

Net Decrease in Net Assets Resulting From Operations	$(358,622)

The accompanying notes are an integral part of these financial statements.

Footprints Discover Value Fund
STATEMENTS OF CHANGES IN NET ASSETS
September 30, 2017

	For the Year	For the Year
	Ended	Ended
	September 30, 2017	September 30, 2016
Operations:
Net Investment Loss	$(48,874)	$(45,243)
Net Realized Gain (Loss) on Investments and Options Written	(342,586)	215,193
Net Change in Unrealized Appreciation on Investments	32,838	428,110
Net Increase (Decrease) in Net Assets Resulting From Operations	(358,622)	598,060

Distributions to Shareholders From:
Net investment income ($0.03 and $0.00 per share respectively)	(32,508)	—
	(32,508)	—

Capital Share Transactions:
Class A
Proceeds from Shares Issued	815,842	1,309,736
Cost of Shares Redeemed	(592,698)	(346,611)
Distributions Reinvested	32,424	—
Redemption Fee Proceeds	24	—
Net Increase from Capital Share Transactions	255,592	963,125

Total Net Increase (Decrease) in Net Assets	(135,538)	1,561,185

Net Assets:
Beginning of Year	6,776,553	5,215,368
End of Year (including undistributed net investment loss of $109,603 and $28,221)	$6,641,015	$6,776,553

SHARE ACTIVITY
Class A
Shares Issued	129,141	214,765
Shares Redeemed	(96,936)	(60,267)
Shares Reinvested	4,679	—
Net increase in shares of beneficial interest outstanding	36,884	154,498

The accompanying notes are an integral part of these financial statements.

Footprints Discover Value Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class A
	For the Year	For the Year	For the Year		For the Year	For the Period From
	Ended	Ended	Ended		Ended	December 31, 2012 (1)
	September 30, 2017	September 30, 2016	September 30, 2015		September 30, 2014	to September 30, 2013
Net Asset Value, Beginning of Period	$5.83	$5.17	$7.27		$10.51	$10.00
From Operations:
Net investment loss (a)	(0.04)	(0.04)	(0.13)		(0.17)	(0.14)
Net gain (loss) from investments (both realized and unrealized)	(0.22)	0.70	(1.97)		(2.34)	0.65
Total from operations	(0.26)	0.66	(2.10)		(2.51)	0.51

Distributions to shareholders from Net investment income	(0.03)	—	—		—	—
Net realized gains	—	—	—		(0.73)	—
Total distributions	(0.03)	—	—		(0.73)	—

Paid in capital from redemption fees (e)	0.00	0.00	0.00		0.00	0.00

Net Asset Value, End of Period	$5.54	$5.83	$5.17		$7.27	$10.51

Total Return (b)	(4.60)%	12.77%	(28.89)%		(24.92)%	5.10	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$6,641	$6,777	$5,215		$7,010	$9,400
Ratio of expenses to average net assets, before reimbursement	3.65%	3.54%	3.81	% (f)	3.95%	4.95	% (c)
net of reimbursement	1.95%	1.95%	1.95	% (f)	1.95%	1.95	% (c)
Ratio of net investment loss to average net assets	(0.69)%	(0.72)%	(1.83	)% (g)	(1.95)%	(1.81	)% (c)
Portfolio turnover rate	37%	51%	93%		109%	107	% (d)

(1)	Footprints Discover Value Fund commenced operations on December 31, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not absorbed a portion of the expenses, total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Amount is less than $0.005 per share.

(f)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Recognition of net investment income by the Fund was affected by the timing and declaration of dividends by the underlying investment companies in which the Fund Invests.

The accompanying notes are an integral part of these financial statements.

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION

The Footprints Discover Value Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund has four classes of shares: Class A shares, Class C shares, Class I shares and Class N shares. Class C, Class I and Class N shares are not currently offered. Each class represents an interest in the same assets of the Fund but has different expenses. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which varies depending on the size of investment and may be waived at the Adviser’s discretion. The primary investment objective of the Fund is total return from capital appreciation and income. The Fund commenced operations on December 31, 2012.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$6,481,545	$—	$—	$6,481,545
Preferred Stock	—	—	30,000	30,000
Rights	—	—	—	—
Short-Term Investments	230,100	—	—	230,100
Total	$6,711,645	$—	$30,000	$6,741,645

Options Written	$18,000	$124,002	$—	$142,002
Total	$18,000	$124,002	$—	$142,002

*	See Portfolio of Investments for industry classifications.

There were no transfers between levels during the current period. It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Preferred Stock
Beginning Balance	$125,000
Cost of purchases	—
Proceeds from sales	—
Net Transfers in/out of Level 3	—
Total realized gain(loss)	—
Change in unrealized depreciation	(95,000)
Ending balance	$30,000

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2017 is $95,000.

The significant unobservable inputs used in fair value measurement of the preferred stock relates to assumptions used by the Fund’s broker. The preferred stock broker quote is derived from the sale of a comparable security.

Previously, the significant unobservable inputs used in fair value measurement of the preferred stock relates to assumptions used by the Fund’s broker. The preferred stock broker quote was derived using a discounted cash flow model, and while the underlying company is publicly traded, some of the assumptions used by the broker in developing that discounted cash flow were not observable. These inputs included the discount rate or yield and the term to maturity used. Significant increases (decreases) in the discount rate or yield and expected term to redemption would have a direct and proportional impact to fair value.

In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Fund does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. The Fund is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As the writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of September 30, 2017 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets - The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2017.

				Gross Amounts Not Offset
Liabilities:				in the Statement of Assets
		Gross Amounts	Net Amounts of
	Gross	Offset in the	Liabilities
	Amounts of	Statement of	Presented in the	Financial	Cash
	Recognized	Assets &	Statement of	Instruments	Collateral
Description	Liabilities	Liabilities	Assets & Liabilities	(1)	Pledged	Net Amount
Call Options Written	$142,002	$—	$142,002	$—	$—	$142,002
Total	$142,002	$—	$142,002	$—	$—	$142,002

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2017:

Derivative Investment Type	Risk	Location on the Statement of Assets and Liabilities	Amount
Options Written	Equity	Options Contracts Written	$142,002

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2017:

Derivative Investment Type	Risk	Location of Gain/Loss on Derivative	Amount
Options Written	Equity	Net realized gain on options written	$105,954

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to open tax years (2014-2016) or expected to be taken in the Fund’s 2017 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Footprints Asset Management & Research, Inc. (the “Adviser”), serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for the management of the Fund’s investment portfolio. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended September 30, 2017, the Adviser earned advisory fees of $70,769.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed at least until January 31, 2018, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short), taxes; and extraordinary expenses, such as litigation expenses (which may include

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) do not exceed 1.95% of the daily average net assets of the Class A shares of the Fund (the “Expense Limitation”). For the year ended September 30, 2017, the Adviser waived and reimbursed fees of $120,121 pursuant to the waiver agreement.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation then in place or in place at time of waiver. If Fund Operating Expenses attributable to Class A shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). Pursuant to the Waiver Agreement, cumulative expenses subject to recapture are $345,658 and the amounts will expire as follows: on September 30, 2018 - $124,997, September 30, 2019 - $100,540, and September 30, 2020 - $120,121.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plan, $17,692 in distribution fees for Class A shares were incurred during the year ended September 30, 2017.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended September 30, 2017, the Distributor received $1,162 in underwriting commissions for sales of Class A shares, of which $159 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2017, amounted to $4,297,431 and $2,469,441 respectively.

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The Fund received $24 in redemption fees for the year ended September 30, 2017.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Fiscal Year Ended
September 30, 2017
Ordinary Income	$32,508

There were no distributions during the year ended September 30, 2016.

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(422,707)	$(1,117,307)	$(29,590)	$(2,990,712)	$(4,560,316)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $109,603.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses of $313,104.

The difference between book basis and tax basis unrealized depreciation, and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of losses on wash sales.

At September 30, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$72,527	$1,044,780	$1,117,307

7.	CONTROL OWNERSHIP

The beneficial ownership either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2017, Charles Schwab &  Co. held 28.87% of the voting securities of the Footprints Discover Value Fund for the benefit of others.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Footprints Discover Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Footprints Discover Value Fund (the “Fund”), a series of Northern Lights Fund Trust III, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and financial highlights for each of the four years in the period then ended and for the period from December 31, 2012 (commencement of operations) through September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Footprints Discover Value Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from December 31, 2012 (commencement of operations) through September 30, 2013, in conformity with U.S generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

November 29, 2017

Footprints Discover Value Fund
EXPENSES EXAMPLE (Unaudited)
September 30, 2017

As a shareholder of the Fund you incur transaction costs, such as sales charges, and ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the entire period of time from April 1, 2017 through September 30, 2017.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning
	Account		Annualized	Expenses Paid
	Value	Ending Account	Expense	During
	(4/1/17)	Value (9/30/17)	Ratio	the Period*
Actual
Class A	$1,000.00	$892.10	1.95%	$9.25

Hypothetical
(5% return before
expenses)
Class A	$1,000.00	$1,015.29	1.95%	$ 9.85

*	Expenses Paid During Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 1.95% multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Renewal of Advisory Agreement – Footprints Discover Value Fund*

In connection with a meeting held on November 29th and 30th, 2016, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between The Footprints Asset Management & Research, Inc. (the “Adviser”) and the Trust, with respect to the Footprints Discover Value Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Fund and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Quality and Extent of Services.

The Board noted that the Adviser was founded in 2003 and currently managed approximately $68 million in assets, specializing in value investing strategies to separately managed accounts, family offices and a mutual fund. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund and remarked positively on the team’s financial industry experience at the Fund and previous positions with other financial institutions. The Board reviewed the Adviser’s investment process and noted it was structured around what it refers to as “the five points in the lifecycle of an investment”: research (sourcing ideas), investment strategy, acquisition, holding and exit. The Board recalled that the Adviser performed due diligence and fundamental research on each investment to determine whether the security had been valued at or below its book value and sought to assess its absolute value. The Board reviewed the firm’s risk management plan, which was designed to mitigate two of the Fund’s primary risks by utilizing continuous technical analysis and writing covered call options to offset volatility. The Board noted that the Adviser monitored compliance of the Fund’s investment limitations using pre-trade checks that monitor the portfolio’s regulatory limits, concentration, diversification and liquidity. The Board observed that the Adviser reported no material compliance or litigation issues since the last Advisory Agreement approval.

Performance.

The Board emphasized that the Fund had significantly underperformed its benchmark, peer group and Morningstar Small Value category in the three-year and since-inception periods. However, the Board observed that performance had been stronger over the one-year period, where the Fund had slightly less negative returns than its benchmark, peer group and Morningstar category. The Board expressed their concern with the overall trends of the Fund, despite the recent improvement. It acknowledged that the Fund’s portfolio was relatively concentrated and, therefore, the Fund remained susceptible to high volatility. The Board determined that the repositioned portfolio should perform better as the strategy shifts back into favor. After further discussion, the

Board concluded that the Adviser should be retained to allow the Adviser to manage the Fund over a full market cycle and adjust the strategy as needed.

Fees and Expenses.

The Board noted that the Adviser’s advisory fee of 1.00% was higher than its peer group and Morningstar category averages, though within the ranges of both. The Board also noted that the net advisory fee after waiver was zero for the last fiscal period. The Board recalled that the Adviser and the Board had previously agreed to reduce the advisory fee by 50 basis points. The Board agreed that the fee was reasonable.

Economies of Scale.

The Board discussed the size of the Fund and its prospects for growth, concluding that it had not yet achieved meaningful economies justifying breakpoints. The Board discussed that the advisory fee was lowered to 1% approximately 2 years ago, and that the Adviser continued to subsidize the Fund with fee waivers and expense reimbursements. However, the representatives from the Adviser agreed that, as the Fund grows and the Adviser achieves economies of scale, the Adviser would be willing to discuss the implementation of breakpoints at that time. The Board agreed to monitor and address the issue at the appropriate time.

Profitability.

The Board reviewed the profitability analysis in connection with the Adviser’s advisory relationship with the Fund, noting that the Adviser reported it had incurred significant losses. Based on this information, the Board concluded that excess profits was not a concern now or for the next year of the Advisory Agreement.

Conclusion.

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable and that the renewal of the Advisory Agreement was in the best interests of the shareholders of the Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Footprints Discover Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976- 2014); President, Celeritas Rail Consulting (since 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of September 30, 2017, the Trust was comprised of 33 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/17-NLFT III-v3

Footprints Discover Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski* 80 Arkay Drive, Hauppauge, NY 11788 1983	President	August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 17605 Wright Street, Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

*	Mr. Malinowski was elected President of the Trust effective August 29, 2017

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-445-9339.

9/30/17-NLFT III-v3

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-445-9339 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-445-9339.

Investment Adviser
Footprints Asset Management & Research, Inc.
11422 Miracle Hills Drive, Suite 208
Omaha, NE 68154

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 – $16,000

2016 – $15,500

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 – $3,000

2016 – $2,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2017 2016

Audit-Related Fees:      0.00% N/A

Tax Fees:      0.00% N/A

All Other Fees:      0.00% N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $3,000

2016 – $2,750

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, President/Principal Executive Officer

Date 12/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, President/Principal Executive Officer

Date 12/8/17

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Treasurer/Principal Financial Officer

Date 12/8/17